UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 30, 2023

USCB Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-41196	87-4070846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2301 N.W. 87th Avenue, Doral, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 715-5200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	USCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

	(a)	Not applicable.
(b)
On October 30, 2023, Benigno Pazos, Executive Vice President and Chief Credit Officer, notified USCB Financial Holdings, Inc. (the “Company”) of his decision to retire, effective December 31, 2023, after having served in such position for the last eight years. Mr. Pazos will continue to serve as Executive Vice President and Chief Credit Officer until his retirement date.
In addition, on October 30, 2023, Jalal “Jay” Shehadeh, Executive Vice President and General Counsel, notified the Company of his decision to resign, effective December 31, 2023, to pursue personal opportunities. Mr. Shehadeh will continue to serve as Executive Vice President and General Counsel until December 31, 2023. It is expected that subsequent to his resignation Mr. Shehadeh will continue his association with the Company and its wholly owned subsidiary, U.S. Century Bank (the “Bank”) through his law firm, Shehadeh Giannamore, PLLC.
On November 2, 2023, the Company issued a press release announcing Mr. Pazos’ impending retirement and Mr. Shehadeh’s impending resignation. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

	(c)	Not applicable.
	(d)	Not applicable.
	(e)	Not applicable.

Item	8.01	Other Events.

On November 2, 2023, the Company also announced that effective as of October 30, 2023, Maricarmen Logrono was promoted to Executive Vice President and Chief Risk Officer. The press release announcing Ms. Logrono’s promotion as well as the impending retirement of Mr. Pazos and impending resignation of Mr. Shehadeh is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

Item	9.01	Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated November 2, 2023.
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Jalal Shehadeh, Esq.
	Name:	Jalal Shehadeh, Esq.
	Title:	Executive Vice President and General Counsel

Date: November 2, 2023